UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 7, 2023

GALECTIN THERAPEUTICS INC
 (Exact name of registrant as specified in its charter)

Nevada	001-31791	04-3562325
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4960 PEACHTREE INDUSTRIAL BOULEVARD, STE 240
NORCROSS, GA 30071
(Address of principal executive office) (zip code)

Registrant’s telephone number, including area code: (678) 620-3186

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.001 par value per share	GALT	The Nasdaq Stock Market

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2023 Annual Meeting of Stockholders held on December 7, 2023, the stockholders of the Company elected each of the Company’s directors that had been nominated to serve until the next annual meeting or until their successors are elected and have been qualified.  The stockholders also:

(1) ratified the selection of Cherry Bekaert LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2023;

(2) approved an amendment to our 2019 Omnibus Equity Incentive Plan to reserve an additional 3,000,000 shares for issuance under the plan.

The final results of the voting on each matter of business at the 2023 Annual Meeting are as follows:

Election of Directors

Name	Votes For	Votes Withheld	Broker Non-Votes
Gilbert F. Amelio, Ph.D.	24,856,340	1,155,282	18,910,166
Benjamin S. Carson, Sr., M.D.	25,523,084	488,538	18,910,166
Kary Eldred	25,603,577	408,045	18,910,166
Kevin D. Freeman	24,969,444	1,042,178	18,910,166
Joel Lewis	25,560,738	450,884	18,910,166
Gilbert S. Omenn, M.D., Ph.D.	25,617,192	394,430	18,910,166
Marc Rubin, M.D.	25,016,122	995,500	18,910,166
Elissa J. Schwartz, Ph.D.	25,615,545	396,077	18,910,166
Harold H. Shlevin, Ph.D.	25,548,431	463,191	18,910,166
Richard E. Uihlein, Chairman	25,593,922	417,700	18,910,166
Richard A. Zordani	25,600,465	411,157	18,910,166

Ratification of the selection of Cherry Bekaert LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2023

Votes For	Votes Against	Votes Abstain
44,481,830	252,254	187,704

Approved an amendment to our 2019 Omnibus Equity Incentive Plan to reserve an additional 3,000,000 shares for issuance under the plan.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
23,901,293	1,923,578	186,751	18,910,166

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Galectin Therapeutics Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Galectin Therapeutics Inc.

Date: December 11, 2023	By:	/s/ Jack W. Callicutt
Jack W. Callicutt
Chief Financial Officer